UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2005
COMMERCE ENERGY GROUP, INC.
(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32239 (Commission File Number)	20-0501090 (IRS Employer Identification No.)

600 Anton Boulevard, Suite 2000 Costa Mesa, California (Address of principal executive offices)		92626 (Zip Code)
Registrant’s telephone number, including area code: (714) 259-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On June 14, 2005, Commerce Energy Group, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) pursuant to Item 4.02 of Form 8-K. The Company provided Ernst & Young, LLP, the Company’s independent registered public accounting firm, with a copy of the Original Form 8-K prior to its filing with the SEC and requested that Ernst & Young furnish the Company with a letter addressed to the SEC stating whether or not it agreed with the statements contained in the Original Form 8-K. On July 27, 2005, the Company received from Ernst & Young a letter addressed to the SEC in response to the Company’s request, which is filed as Exhibit 7.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
7.1	Letter from Ernst & Young LLP, independent registered public accounting firm, addressed to the Securities and Exchange Commission, dated July 26, 2005.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE ENERGY GROUP, INC. a Delaware corporation
Date: July 27, 2005	By:	/S/ RICHARD L. BOUGHRUM
Richard L. Boughrum
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
7.1	Letter from Ernst & Young LLP, independent registered public accounting firm, addressed to the Securities and Exchange Commission, dated July 26, 2005.